Supplement dated October 5, 2010
To
DAVIS NEW YORK VENTURE FUND
Class Y Prospectuses
dated December 1, 2009
and
Statement of Additional Information
Dated December 1, 2009
The section of the Class Y shares prospectus describing how to open a Class Y shares account has been expanded to add the following purchase option:
To open a Class Y shares account with Davis Funds you must meet the initial minimum investment for each fund you choose to invest in. The minimum investment amount is dependent on how you invest:
•	Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.
The section of the Statement of Additional Information entitled “Selecting the Appropriate Class of Shares” describing Class Y shares, and the section providing a detailed description of Class Y shares have both been expanded to add the following purchase option:
Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.